Offerings - Offering: 1	Aug. 14, 2025 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Debt
Security Class Title	5.400% Notes due 2028
Amount Registered	350,000,000
Proposed Maximum Offering Price per Unit	0.99989
Maximum Aggregate Offering Price	$ 349,961,500
Fee Rate	0.01531%
Amount of Registration Fee	$ 53,579.11
Offering Note	The pricing supplement to which this Exhibit is attached is a final prospectus for the related offering.